Exhibit 32.1

MedImmune, Inc.

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of MedImmune, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Mott
David M. Mott
Chief Executive Officer, President and Vice Chairman of the Board
July 21, 2005

/s/ Lota S. Zoth
Lota S. Zoth
Senior Vice President and Chief Financial Officer
July 21, 2005